Exhibit 99.2

Harbor Acquisition Corporation to Acquire October 17, 2006

Commencing shortly after the filing of its current report on Form 8-K dated October 17, 2006, (the “8-K Report”) Harbor Acquisition Corporation (“Harbor") intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Harbor securities, regarding its proposed acquisition (the “Acquisition”) of Elmet Technologies, Inc. (“Elmet”), as described in the 8-K Report.  Ferris, Baker Watts, Inc. (“FBW"), the managing underwriter of Harbor’s initial public offering consummated in April 2006, is assisting Harbor in these efforts without charge, other than reimbursement of FBW’s out-of-pocket expenses. Harbor and its directors and executive officers and FBW may be deemed to be participants in the solicitation of proxies for the special meeting of Harbor stockholders to be held to approve the Acquisition.  Harbor and the directors and executive officers of Harbor may be deemed to be participating in the solicitation of proxies in respect of the proposed Acquisition. Other information regarding the participants in the proxy solicitation, including the officers and directors of Harbor, and a description of their direct and indirect interests in the Acquisition, by security holdings or otherwise, will be contained in the Proxy Statement to be filed with the Securities and Exchange Commission by Harbor. Stockholders of Harbor and other interested persons are advised to read, when available, Harbor’s definitive proxy statement in connection with Harbor’s solicitation of proxies for the special meeting because that proxy statement will contain important information. Such persons can also read Harbor’s final prospectus, dated April 27, 2006, for a description of the security holdings of the Harbor officers and directors and their respective interests in the successful consummation of the Acquisition. The proxy statement will be mailed to stockholders as of a record date to be established for voting on the Acquisition. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Harbor Acquisition Corporation, One Boston Place, Suite 3630, Boston, MA 02108. The proxy statement, once available, and the final prospectus can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Investor Presentation

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, including, without limitation, statements regarding financial position, business strategy, plans, objectives, operations and industry conditions, are forward-looking statements. Although Harbor believes that the expectations reflected in such forward-looking statements are reasonable, Harbor can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from Harbor expectations (“Cautionary Statements”) include without limitation, the failure of Harbor’s stockholders to approve the Acquisition and the transactions contemplated thereby; the number and percentage of Harbor’s stockholders voting against the Acquisition and electing to exercise their redemption rights; changing interpretations of generally accepted accounting principles; costs associated with continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Elmet is engaged; the continued ability of Elmet to successfully execute its business plan involving the proper management of its human resources and assets; demand for the products and services that Elmet provides; continued availability of, and changes in pricing for, raw materials used by Elmet; general economic conditions; geopolitical events and regulatory changes; as well as other relevant risks detailed in Harbor’s filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to Elmet, or persons acting on Harbor’s behalf, are expressly qualified in their entirety by the Cautionary Statements. This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles. Safe Harbor

Elmet Technologies Overview Elmet Technologies, Inc. (“Elmet”) to be acquired by Harbor Acquisition Corporation (“Harbor”) (AMEX: HAC) Upon consummation of the Acquisition, Harbor will be renamed Elmet Technologies Holdings, Inc. under proposed AMEX symbol: ETI Fully-integrated provider of products using Advanced Enabling Materials*, (“AEM”) including tungsten & molybdenum (“moly”), in high-tech applications such as: Flat panel displays MP3 players Medical imaging devices Data storage devices Advanced Enabling Materials accelerate development, improve performance, expand product life, and/or lower cost *Source: Avinash Kant, Ph.D., Canaccord Adams

Terms of the transaction: Total Enterprise Value at closing: $122 million 1 – 7.6 times LTM EBITDA 2 Total Equity Value at closing: Approximately $90 million 1 2.191 million1 HAC common shares (lock-up 6 months) approximately $77 million 1 cash to Elmet shareholders (including escrow) Potential earnout payment of $28 million based on Elmet achieving EBITDA thresholds over 2007-2008 Paid as 60% cash and 40% in HAC stock Minimum threshold for 2007 is $18 million Minimum threshold for the two year period is $37 million, if earnout is not fully paid in 2007 Private vs. public arbitrage of 35% (excluding earnout) based on Elmet’s peer group 1 $6.00 stock price; assumes closing indebtedness of $31.8 million 2 See Appendix for Elmet’s EBITDA reconciliations The Transaction

Public Company Comparables and Valuation Analysis 1 Public comparables valuations are as of October 13, 2006 (Source: CapitalIQ) 2 See Appendix for LTM EBITDA reconciliations Harbor Acquisition / Elmet Analysis: W/O earnout With earnout Proposed Enterprise Value: $122.0 $150.0 LTM Adjusted EBITDA (as of 9/30/06) 2 $16.1 EBITDA Target for Earnout $21.0 With earnout Proposed TEV / LTM EBITDA 7.6x 7.1x 39% ($ in millions) 35% W/O earnout Comp Group Mean 11.7x Discount to Comp Group Total LTM TEV/ Enterprise Adjusted Adjusted Company Name Ticker Market Cap1 Value (TEV)1 EBITDA2 EBITDA OmegaFlex, Inc. OFLX $204.5 $195.9 $13.8 14.2x LMI Aerospace Inc. LMIA $234.1 $214.8 $18.8 11.4x Brush Engineered Materials Inc. BW $594.2 $660.9 $44.8 14.8x RTI International Metals Inc. RTI $1,187.1 $1,126.5 $84.8 13.3x Kennametal Inc. KMT $2,386.2 $2,578.6 $335.6 7.7x Carpenter Technology Corp. CRS $2,844.3 $2,701.0 $358.5 7.5x Titanium Metals Corp. TIE $4,538.9 $4,666.0 $327.0 14.3x Allegheny Technologies Inc. ATI $7,470.1 $7,716.0 $652.4 11.8x Precision Castparts Corp. PCP $8,926.6 $9,954.1 $723.0 13.8x Parker-Hannifin Corp. PH $9,877.2 $10,837.1 $1,315.4 8.2x ($ in millions) High 14.8x Low 7.5x Mean 11.7x Median 12.6x

100.0 18,991,000 Total 72.7 13,800,000 2 Harbor Investors 1 Does not include contingent payments; includes shares held by affiliates of Harbor 2 Does not include warrants or underwriter purchase option and assumes no Harbor stockholder conversions in the transaction 15.8 3,000,000 Harbor Management 11.5 2,191,000 1 Elmet Shareholders % Common Shares Holder Post-Transaction Capitalization

Public company “pure play” in Advanced Enabling Materials market Expanding global market driven by demand for new highly technical products New proprietary product pipeline Experienced management team Board of Directors has substantial and diverse global experience Diverse customer base of Fortune 500 companies Well-positioned for strategic acquisitions Investment Highlights

Founded in 1929 and acquired by Philips Electronics North American Corp. in 1942 Management-led buyout of Elmet on January 1, 2004 Strategic changes beginning with Jack Jensen’s tenure as CEO in 2003 Post-management buyout began managing Elmet as a business, not a components supplier Streamlined operations Focused engineering team on new product development Invested in latest technology equipment and added clean room for medical applications Shifted business focus to high-value add products Increased market share with: Existing customers (through focused investments) New customers (engineered solutions) Revenue and EBITDA growth since management buyout Elmet Background

Why Use Molybdenum & Tungsten Moly & tungsten both have unique physical and chemical properties which make them uniquely suited for high-tech applications High temperature melting point Purity level (not an alloy) High density (replacement for lead) Rigid/Strength Matching thermal coefficient of expansion Customers use moly or tungsten products to meet critical needs because there is no substitute

Innovative Highly Technical Products Elmet is one of the few companies in the world with the fully-integrated capability to transform molybdenum trioxide powder and ammonium paratungstate into engineered materials Majority of products are “mission-critical” consumable components primarily for OEMs Growth being driven by the need to optimize performance in high-growth products such as; Flat panel displays Data storage devices Medical imaging devices High barriers to entry (capital equipment costs & technical knowledge)

Molybdenum & Tungsten Engineered Products Air Purification Medical Equipment Electronics VLSI Server Packages Semiconductor Chips Portable Hard Drive Flat Panel Displays Light Bulbs Sapphire Glass Nuclear Fuel Rods Optical Coatings Examples of end products: computers, televisions, MP3 players, cell phones, DVRs, eyewear, GPS, check-out scanners, medical imaging devices, hi-temp vacuum furnaces Applications/End Products

Competitive Advantages Lighting Aerospace Heat Treating Flat Panel Displays Semiconductors Optical Coatings Fuel Cell Flat Panel Displays Lasers Power Tubes Air Purification Medical Imagery Surgical Instruments End Markets Filaments Support Wires Wire Plate Rod Precision Part Fabrications Coils Moly Plate Precision Parts Sheet Fabrications Rod Coils Powders Sheet Rod Precision Parts Plate Wire Tungsten Wire Moly Sheet Precision Parts Products Light Bulbs Other AEM (Furnace & Aerospace) Data Storage & Semiconductor Electronics Medical Dimensional control, metallurgical stability, excellent quality, ability to work closely with customers on R&D for specific applications, flexibility, short lead times, technical support, design expertise Elmet’s Products

Approximately $1.0 billion global market for tungsten and molybdenum products* Currently $400 million North American market* Market growth tied to applications in electronics, medical, data storage, semi-conductor and aerospace Industry has two large competitors H.C. Starck Plansee * Based on Elmet’s estimates Industry Overview

Competitive Landscape Overview Philips H.C. Starck The Plansee Group Elmet Technologies GE Osram Sylhan LLC The Rembar Company Taiwan Sintered Metals Co. A.L.M.T. Corp Core Competencies Moly & Tungsten Capabilities Limited Offering Fully Integrated / Wide Offering High Service Levels / Short Runs / Customer Focus Lower Service Levels / Long Runs / Manufacturing Focus

Build business on high-value add products (not commodities) Expand sales & marketing effort Continue to focus engineering on new product development Invest in latest technology equipment Invest in Research & Development Aggressive intellectual property strategy Several patent applications filed Pursue opportunities to expand into new metals/materials Leverage infrastructure and facilities Strategic acquisition program Growth Strategies

Product development program Molybdenum precision component (medical imaging devices) (Q4 2007) Large moly plate (flat panel displays) (Q4 2007) Super tungsten (incandescent lighting) Chromium parts (fuel cells) Thin tungsten (medical imaging devices) Patent applications filed for technology used in several of the above products New Product Development

Over 450 customers in 2005 Top 20 = approximately 60% of sales 2003 Sales* 2005 Sales 3-5 Year Goal Evolution of Sales by End Market *2003 financial information is based upon unaudited Elmet estimates of the financial performance of the Elmet division assuming it had been a stand-alone company during the period 1% 8% 14% 1% 5% 29% 43% 2% 19% 12% 11% 12% 33% 10% Lighting Data Storage Purchased Furnace Electronics Aerospace Medical 1% 27% 19% 6% 9% 24% 15%

John S. Jensen – President & Chief Executive Officer 23 years in advanced materials 7 years with Philips Lighting, including Sr. VP Sales 16 years with Philips Elmet / Elmet Technologies Charles Bennett – Vice President of R&D & Logistics 33 years with Philips Elmet / Elmet Technologies Steve Jordan – Vice President of Manufacturing 27 years with Philips Elmet / Elmet Technologies Carl Miller – Vice President & C.F.O. Certified Public Accountant (CPA) 30 years in financial functions with private and public companies Ernst & Ernst, Republic Steel, Lamson & Sessions Peter Van Alstine - VP Sales & Marketing 15 years of sales & marketing experience Procter & Gamble, Boats.com, Cross Country Automotive Services Start date November 1, 2006 Management

Adjusted EBITDA Financial results (2003-2005 CAGR) Sales growth 14% EBITDA growth 51% Margin Improvement (2003-2005) Gross margin - 17% to 29% EBITDA margin – 16% to 27% Largest independent reseller of Philips lighting component products Under contract with Philips until 2013 Financial Overview (1)(2) $45.8 $51.2 $59.9 1 2003 financial information is based upon unaudited Elmet estimates of the financial performance of the Elmet division assuming it had been a stand-alone company during the period 2 See Appendix for Elmet’s adjusted EBITDA Reconciliation Sales ($ in millions) $32.6 $13.2 $41.2 $9.9 $48.7 $11.2 $0.0 $25.0 $50.0 $75.0 2003 2004 2005 Advanced Enabling Materials Purchased Products $20.0  $16.0  $12.0  $8.0  $4.0  $0.0 $7.2 $12.7 $16.0 2003 2004 2005

Adjusted EBITDA Advanced Enabling Materials Revenue and EBITDA primarily affected by: New sales in 2005 from prototype development with medical customer Project currently back on track – expect revenue to ramp in 2nd half 2007 Purchased Products 1st 9 month 2006 decline primarily due to bankruptcy of large customer September YTD $45.4 $41.9 Financial Overview (continued) 29% 27% $12.0 $12.3 Sales ($ in millions) $36.6 $8.8 $35.2 $6.7 $0.0 $25.0 $50.0 Sept YTD 2005 Sept YTD 2006 Advanced Enabling Materials Purchased Products Sept YTD 2005 Sept YTD 2006 $ in millions % of sales

John Carson, Director, Chairman Former Chairman of Triarc Beverage Group, President and CEO of Royal Crown Company, President of Cadbury Beverages N.A. Education– College of Commerce, Birmingham Robert Hanks, Director, Vice-Chairman Over 30 years of private equity experience Former Group Officer of Conrac Corporation, CFO of GTE Brazil, VP of GTE Communications Products, and President of GTE Asia Pacific Education: MBA and Bachelor of Science – Syracuse University John Jensen, Director, President & CEO Led the buyout of Elmet from Philips. Responsible for increasing profitability over 130% since the buyout Prior to Elmet, Jack held several positions in marketing and sales over a 20 years tenure with Philips, including being the Senior Vice President of the North American lighting division Education: Bachelor of Science – Westbrook College Knute Albrecht, Director Over 25 years of private equity experience Education: MBA - Drexel University; Bachelor of Science - Temple University Dave Dullum, Director Over 30 years of private equity experience Member of the Board of Directors of three publicly traded investment companies (NASDAQ: GLAD, GAIN, GOOD) Education: MBA – Stanford University; Bachelor of Science – Georgia Institute of Technology William Mahoney, Director Former Vice Chairman and COO of Witco Corporation (now Chemturo), a 2.4 billion specialty chemical and petroleum products company Education: Bachelor of Science – University of Massachusetts ETI Proposed Board of Directors

Addressing high growth markets Experienced management team Consistent cash flow Solid balance sheet Organic growth opportunities due to: Innovative designs and technical capabilities Superior product quality Strong value proposition New product introductions Strong customer relationships with major OEMs Acquisition opportunities Investment Conclusion

Appendix

*EBITDA is the sum of earnings before interest expense (net), taxes, depreciation, and amortization expense. It is calculated as follows: LTM operating income + depreciation and amortization + employee stock compensation expense. 1 “Other expenses” includes employee stock compensation expense Source: CapitalIQ Peer Group Adjusted LTM EBITDA Reconciliation* Ticker ($ in millions) PH RTI TIE OFLX LMIA Income from Operations $ 1,000.99 $ 68.58 $ 294.38 $ 13.78 $ 15.17 plus: Depreciation and Amortization 280.97 13.94 32.62 0.53 3.67 plus: Other Expenses 1 33.40 2.24 - (0.50) - EBITDA $ 1,315.36 $ 84.76 $ 326.99 $ 13.81 $ 18.84 Ticker ($ in millions) ATI BW CRS KMT PCP Income from Operations $ 573.10 $ 21.68 $ 310.70 $ 256.83 $ 617.70 plus: Depreciation and Amortization 79.30 22.81 47.60 71.14 100.40 plus: Other Expenses1 - 0.26 0.20 7.60 4.90 EBITDA $ 652.40 $ 44.75 $ 358.50 $ 335.58 $ 723.00

Elmet Adjusted EBITDA Reconciliation

($ in 000s)		FYE 2003[5]		FYE 2004		FYE 2005		LTM		YTD Sept 2005		YTD Sept 2006
Operating Income	$	5,173	$	9,323	$	10,943	$	11,582	$	10,391	$	8,816
plus: Depreciation and Amortization		2,000		2,104		2,329		2,567		1,774		1,983
plus: Other Expenses and Adjustments (see below)		-		1,279		2,771		1,943		174		1,208
Adjusted EBITDA	$	7,173	$	12,707	$	16,042	$	16,092	$	12,339	$	12,007
Adjustments:												
Loss (Gain) on sale of equipment	$	-	$	(4)	$	382	$	382	$	-	$	-
Purchase accounting step up [1]		-		1,283		-		-		-		-
Equipment write off [2]		-		-		353		353		-		-
One time costs for reorganization [3]		-		-		-		-		174		-
Deal transaction related expenses and ERP implementation costs [4]		-		-		170		1,208		-		1,208
Loss on early extinguishment of debt		-		-		1,866		-		-		-
Total	$	-	$	1,279	$	2,771	$	1,943	$	174	$	1,208

[1] Purchase Accounting Inventory Step-up – The purchase accounting inventory step-up adjustment resulted from the Philips Buyout transaction, when inventory value was written-up to "sales value minus cost to dispose" in a process allowed under IRS rules to decrease goodwill. This inventory was sold in 2004 at the written-up cost of $1,283 K.

[2] Related Equipment Write-Off – Related equipment write-off includes $353 K of spare parts inventory write-off and engineering expense that was spent on several pieces of equipment that never worked and were written off in 2005.

[3] One Time Costs for Reorganization – Costs associated with restructuring factory floor to be more efficient.

[4] Recapitalization/Redemption and ERP Implementation Expenses – Recapitalization / redemption expenses are related to professional service fees and expenses associated with the sale of Elmet, as well as for the redemption of North Atlantic Partners equity in January 2005 and the recapitalization in September 2005. ERP implementation expenses relate to fees paid to information technology consultants for developing and implementing the J.D. Edwards ERP system and temporary internal employees hired to work on this process. Upon completion of the IT conversion, these temporary employees will be brought on as full-time employees.

[5] 2003 financial information is based upon unaudited Elmet estimates of the financial performance of the Elmet division assuming it had been a stand-alone company during the period

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